                          NORTHERN INSTITUTIONAL FUNDS

                       FIXED INCOME AND EQUITY PORTFOLIOS

                       SUPPLEMENT DATED DECEMBER 12, 2001
                        TO PROSPECTUS DATED APRIL 1, 2001


     THE FOLLOWING REPLACES THE FIRST PARAGRAPH UNDER "PORTFOLIO MANAGEMENT" ON PAGE 57:

     Mark J. Wirth, Senior Vice President of Northern Trust, is the management team leader for the Bond Portfolio. Mr. Wirth has had such responsibility since 1993. Mr. Wirth joined Northern Trust in 1986 and during the past five years has managed various fixed income portfolios.

     THE FOLLOWING REPLACES THE THIRD PARAGRAPH UNDER "PORTFOLIO MANAGEMENT" ON PAGE 57:

     The management team leader for the Core Bond Portfolio is Mark J. Wirth. Mr. Wirth has had such responsibility since the Portfolio commenced operations.

     THE FOLLOWING REPLACES THE SEVENTH PARAGRAPH UNDER "PORTFOLIO MANAGEMENT" ON PAGE 57:

     The management team leader for the Intermediate Bond Portfolio is Mark J. Wirth. Mr. Wirth has had such responsibility since 1998.

     THE FOLLOWING SUPPLEMENTS THE INFORMATION CONTAINED IN THE PROSPECTUS UNDER THE SECTION ENTITLED "MANAGEMENT OF THE PORTFOLIOS--OTHER PORTFOLIO SERVICES" ON PAGE 59:

     Pursuant to an exemptive order issued by the SEC concerning such arrangements, The Northern Trust Company ("TNTC") may also render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 40% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to Northern Trust Investments, Inc. ("NTI"), TNTC or an affiliate.

     TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services if consistent with the Investment Company Act of 1940 (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.


                                                                          102342
                                                                       NIFSPTDEC